SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 18, 2003

HUDSON RIVER BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	000-24187 (Commission File Number)	14-1803212 (IRS Employer Identification Number)

One Hudson City Centre, Hudson, New York, 12534

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

(518) 828-4600

N/A

(Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

       On December 18, 2003, the Registrant issued the press release attached hereto as Exhibit 99.1, announcing two-for-one stock split in the form of a 100% stock dividend.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits:

                              Exhibit 99.1 - Press Release dated December 18, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HUDSON RIVER BANCORP, INC.

Date: December 18, 2003	By:	/s/ Timothy E. Blow Timothy E. Blow Chief Financial Officer

End.